UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 19, 2007


                    FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.
             (Exact name of registrant as specified in its charter)

           Bermuda                 333-141128-05            98-0522138
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
      of incorporation)                                 Identification Number)

               6501 William Cannon Drive West, Austin, Texas 78735 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (512) 895-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2--Financial Information.

Item 2.02. Results of Operations and Financial Condition.

         On July 19, 2007, Freescale Semiconductor Holdings I, Ltd. issued a press release announcing its financial results for the fiscal quarter ended June 29, 2007. A copy of the press release is attached as Exhibit 99.1 to this report.

         The information in this Report and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Section 9--Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

  (d) Exhibits

  99.1        Press release dated July 19, 2007.*

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Exchange Act.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.



                                        By:    /s/ Mark Mouritsen
                                            ------------------------------------
                                        Name:  Mark Mouritsen
                                        Title: Assistant Secretary


Date:  July 19, 2007

                                  Exhibit Index


 Exhibit Number                          Description
----------------  -------------------------------------------------------------

     99.1          Press release dated July 19, 2007.*


                   *This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Exchange Act.